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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-3 (File No.
333-     ) or our report dated February 26, 1996, on our audits of the financial statements of the Composite Products Division of Hercules Incorporated.

/s/ COOPERS & LYBRAND L.L.P.

Philadelphia, Pennsylvania
June 10, 1996